Exhibit 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                               :      Chapter 11
                                     :
TELEPAD CORPORATION                  :
                                     :      Bankruptcy No. 99-633(PJW)
     Debtor.                         :

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                     MODIFIED AMENDED PLAN OF REORGANIZATION
                 PROPOSED BY KURT F. GWYNNE, CHAPTER 11 TRUSTEE
                         FOR DEBTOR TELEPAD CORPORATION
                              DATED OCTOBER 8, 1999

ERIC LOPEZ SCHNABEL                              KURT F. GWYNNE
KLETT LIEBER ROONEY & SCHORLING           CHAPTER 11 TRUSTEE FOR
A Professional Corporation                       TELEPAD CORPORATION
One Commerce Center, Suite 1001                  Two Logan Square, 12th Floor
1201 Orange Street                        Philadelphia, PA 19103-2756
Wilmington, DE 19801                      (215) 567-7500
(302) 651-0335

Proposed Counsel
for Chapter 11 Trustee

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I - DEFINITIONS........................................................1

ARTICLE II - PROVISIONS FOR THE TREATMENT OF UNCLASSIFIED

     ADMINISTRATIVE EXPENSE CLAIMS AND TAX PRIORITY CLAIMS.....................7

     2.1    Administrative Expense Claims......................................7
     2.2    Tax Priority Claims................................................7

ARTICLE III - CLASSIFICATION OF CLAIMS AND INTERESTS/ELIGIBILITY

     TO VOTE ..................................................................8

ARTICLE IV - IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS

     IMPAIRED AND UNIMPAIRED BY THIS PLAN......................................8

     4.1    Designation of Unimpaired Class....................................8
     4.2    Designation of Impaired Classes and Interests......................8
     4.3    Voting and Non-Voting Classes......................................8
     4.4    Non-Voting Holders of Allowed Claims...............................8

ARTICLE V - TREATMENT OF CLAIMS AND INTERESTS..................................9

     5.1    Class 1 Claim - The Viasystems Allowed Secured Claim...............9
     5.2    Class 2 Claims - Lenders' Allowed Secured Claim....................9
     5.3    Class 3 Claims - Other Priority Claims............................10
     5.4    Class 4 Claims - Non-Priority Unsecured Claims....................10
     5.5    Class 5 - Interests...............................................10

ARTICLE VI - IMPLEMENTATION OF THE PLAN.......................................11

     6.1    Funding...........................................................11
     6.2    Pre-Payments of Distributions.....................................11
     6.3    Responsibilities of Disbursing Agent; Retention and Enforcement
              of Claims by Disbursing Agent...................................11
     6.4    Distributions Concerning Disputed Claims..........................11
     6.5    Unclaimed Distributions...........................................12
     6.6    De Minimis Distributions..........................................12
     6.7    Issuance of New Common Stock and Related Exculpation..............12

ARTICLE VII - EFFECT OF REJECTION BY ONE OR MORE CLASSES OF CLAIMS............13

     7.1    Failure of a Class to Accept the Plan and Request for Confirmation
              Pursuant to Section 1129(b) of the Bankruptcy Code..............13

ARTICLE VIII - ADDITIONAL MEANS TO IMPLEMENT THE PLAN.........................13

     8.1    Further Acts......................................................13
     8.2    Tax Returns.......................................................13
     8.3    Stamp Taxes.......................................................13
     8.4    Retention of Professionals........................................13

ARTICLE IX - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.........................13

     9.1    Rejection of Executory Contracts and Unexpired Leases.............13
     9.2    Rejection Claims..................................................14

ARTICLE X - EFFECT OF CONFIRMATION............................................14

     10.1   Parties in Interest are Bound.....................................14
     10.2   No Revesting of Property of the Estate............................14
     10.4   Discharge of Debtor...............................................14
     10.5   No Discharge or Release of Affiliates, Insiders or Other
            Third Parties.....................................................14
     10.6   Injunction........................................................14
     10.7   Release of Claims.................................................15
     10.8   Exculpation.......................................................15
     10.9   Prohibition Against Issuing Nonvoting Equity Securities in
             Articles of Incorporation........................................15
     10.10  Release and Discharge of Duties...................................15
     10.11  Survival of the Committee.........................................15
     10.12         Extinguishing of Class 5 Interests.........................15

ARTICLE XI - RETENTION OF JURISDICTION

     11.1   Scope of Jurisdiction.............................................15

ARTICLE XII - MODIFICATIONS OF THE PLAN.......................................17

     12.1   Prior to Confirmation Date........................................17
     12.2   Prior to the Effective Date.......................................17
     12.3   After the Effective Date..........................................17

ARTICLE XIII - GENERAL PROVISIONS.............................................17

     13.1   Headings..........................................................17
     13.2   Severability......................................................18
     13.3   Governing Law.....................................................18

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              :      Chapter 11
                                    :
TELEPAD CORPORATION                 :
                                    :      Bankruptcy No. 99-633(PJW)
     Debtor.                        :

--------------------------------------------------------------------------------

                MODIFIED AMENDED PLAN OF REORGANIZATION PROPOSED
                      BY KURT F. GWYNNE, CHAPTER 11 TRUSTEE
                             FOR TELEPAD CORPORATION
                              DATED OCTOBER 8, 1999

     Kurt F. Gwynne, the Chapter 11 Trustee for the debtor in the above-captioned case, hereby proposes the following Chapter 11 Plan of Reorganization for TelePad Corporation:

                                    ARTICLE I

                                   DEFINITIONS

     As used in this Plan the following terms shall have the respective meanings assigned to them below, unless the context otherwise requires:

     1.1 "Administrative Expense Claim" means any right or entitlement to payment that arises from a cost or expense of administration of the Estate allowed under Section 503(b) of the Bankruptcy Code that is entitled to priority under Section 507(a)(1) of the Bankruptcy Code. A right or entitlement for which Bankruptcy Court approval is required is an Administrative Expense Claim only upon entry of a Final order approving such Administrative Expense Claim, which approval must be sought by application filed not later than thirty (30) days after the Confirmation Hearing. The failure to file an Application for Payment of Administrative Expense Claim within such time shall result in any claim for payment of such an expense to be forever barred.

     1.2 "Affiliate" shall mean the entities within the purview of Section 101(2) of the Bankruptcy Code.

     1.3 "Allowed Claim or Allowed Interest" means a Claim or Interest, as the case may be, that (i) has been listed on the Debtor's Schedules filed with the bankruptcy court (including any amendments filed prior to the Bar Date) and is not listed as contingent, unliquidated, or disputed, and as to which no objection to the allowance thereof has been interposed prior to the Effective Date; (ii) has been timely filed with the clerk of the

Bankruptcy Court prior to the Bar Date and as to which no objection to the allowance thereof has been interposed prior to the Effective Date; (iii) has been allowed (but only to the extent allowed) by a Final Order; or (iv) is specified herein to be an Allowed Claim or Allowed Interest. In addition, any Claim held by an entity that received one or more transfers avoidable under
Section 544, 545, 547, 548, 549, 550, 551, or 553(b) of the Code shall be permanently disallowed if such holder does not repay to the Estate the amount of such avoidable transfer or deficiency in accordance with a court order under
Section 550, 553 or other avoidance action, on or prior to the later of (i) the Effective Date or (ii) fifteen (15) days after entry of such order.

     1.4 "Balmore" means Balmore Funds, S.A.

     1.5 "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. Sections 101- 1330, as in effect on the Petition Date.

     1.6 "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware, or such other court as may exercise jurisdiction over the Case.

     1.7 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure, as amended from time to time, applicable to the Case.

     1.8 "Bar Date" means the date to be set by Bankruptcy Court order upon which creditors, as defined in Section 101(10) of the Bankruptcy Code, must file proofs of Claim in the Case.

     1.9 "Business Day" means any day, except Saturday, Sunday or any other legal holiday as provided for in Bankruptcy Rule 9006.

     1.10 "Case" means the bankruptcy case commenced by the filing of the voluntary petition by the Debtor on the Petition Date in the Bankruptcy Court, bearing case number 99-633(PJW).

     1.11 "Cash" means legal tender of the United States for the payment of public and private debts, including without limitation, cash, cash equivalents, bank deposits, checks and other similar items.

     1.12 "Causes of Action" means all Claims, choses in action, and causes of action now owned or hereafter acquired by the Debtor, by Debtor as debtor-in-possession, by the Trustee, or his designee, and the Cash and non-Cash proceeds thereof, whether arising under the Code or other federal, state or foreign law, including without limitation, any causes of action arising under Sections 544, 545, 547, 548, 549, 550, 551, 553(b), 723 or other Section(s) or
Chapters of the Bankruptcy Code and any claims under any insurance policy held by, issued to or for the benefit of the Debtor.

     1.13 "Claim" means a Claim against Debtor, whether or not asserted, as defined in Section 101(5) of the Bankruptcy Code.

     1.14 "Class" means a category, designated herein, of holders of Claims or Interests.

     1.15 "Confirmation Date" means the date on which the Confirmation Order is entered by the Bankruptcy Court.

     1.16 "Confirmation Hearing" means the hearing to confirm the Plan pursuant to Section 1129 of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 3020(b)(2).

     1.17 "Confirmation Order" means an order of the Bankruptcy Court entered in the Case confirming the Plan pursuant to Section 1129 of the Bankruptcy Code.

     1.18 "Committee" means the Official Committee of Unsecured Creditors in the Case.

     1.19 "Cycomm" means Cycomm International, Inc.

     1.20 "Debtor" means TelePad Corporation, a Delaware corporation with federal tax identification number 52-1680936.

     1.21 "Disbursing Agent" means Kurt F. Gwynne or any other person or entity designated by the Committee in a writing served upon the Trustee and the United States Trustee prior to the Confirmation Hearing to serve as the disbursing agent under the Plan, and its successor or replacement.

     1.22 "Disclosure Statement" means the document, as may be modified and amended from time to time, together with all addenda, exhibits, schedules and other attachments, which are incorporated by reference, served and filed by the Trustee in this Case in connection with the Plan pursuant to Section 1125 of the Bankruptcy Code.

     1.23 "Disputed Claim or Disputed Interest" means a Claim or Interest, or any portion of a Claim or Interest which is not an Allowed Claim or Allowed Interest and the allowance or disallowance of which is not the subject of a Final Order.

     1.24 "Distribution" means a distribution of Cash or property to holders of Allowed Claims pursuant to the terms of the Plan.

     1.25 "Effective Date" means the thirtieth (30th) day after entry of the Confirmation Order.

     1.26 "Estate" means the bankruptcy estate of the Debtor created in the Case pursuant to Section 541 of the Bankruptcy Code.

     1.27 "Executory Contract" means any contract which is executory within the meaning of Section 365(a) of the Bankruptcy Code and any unexpired lease to which the Debtor or Trustee is a party, provided, however, that the MC PC Bid, the MC PC Contract, the MC Installation Bid, the MC Installation Contract, the Time Warner Agreement, Share Purchase Agreement, the Note, the Pledge Agreements, and any post-petition contract shall not be an executory contract or unexpired lease.

     1.28 "Final Order" means a court order that (i) has not been reversed, stayed, or vacated, and as to which the time to appeal, petition for certiorari or seek review or rehearing has expired and as to which no appeal, petition for certiorari, review or rehearing is pending or (ii) as to which any right to appeal, petition for certiorari, review or rehearing has been waived in a manner satisfactory to Trustee, or (iii) if any appeal, petition for certiorari, review or rehearing thereof has been denied, the time to take any further appeal, to petition for certiorari or further review or rehearing has expired.

     1.29 "Insider" means the Affiliates or any person or entity as defined in
Section 101(31) of the Bankruptcy Code.

     1.30 "Interests" means the legal, equitable and contractual rights accruing to the owner or holder of any equity interest in the Debtor.

     1.31 "L&E" means L&E Mobile Computer Mounts, Inc.

     1.32 "Lease" means an unexpired, unterminated agreement, which satisfies the applicable statute of frauds, creating an interest in real or personal property for a period of time and giving rise to a relationship between the Debtor and the other party.

     1.33 "Lenders" means, collectively and/or individually, Austost Anstalt Schaan, Balmore Funds, S.A., Beeston Investments, LTD, Ellis Enterprises LTD, Investor LLC, The Gross Foundation, Inc., and The Hewlett Fund, Inc.

     1.34 "Lenders' Allowed Secured Claims" means the Class 2 Secured Claim held by the Lenders, which shall be allowed in the aggregate amount of Thirty Five Thousand Dollars ($35,000).

     1.35 "Lenders' Deficiency Claims" means each Lender's Claim in excess of its allocated share of the Lenders' Allowed Secured Claim.

     1.36 "Lender Payment" shall mean the payment of the Lenders' Allowed Secured Claim to Balmore, as the representative of the Lenders.

     1.37 "Lien" shall have the meaning set forth in Section 101(37) of the Bankruptcy Code.

     1.38 "Liquidating Trust" means the trust established pursuant to a liquidating trust agreement in form and content satisfactory to the Committee, the Lenders, the Trustee and the Disbursing Agent, into which trust all Property of the Estate shall be transferred upon the Effective Date.

     1.39 "Montgomery County" means Montgomery County, Maryland.

     1.40 "MC Installation Bid" means the TRW RFP No. X01098.PSDS-R002 dated October 12, 1998 and the response submitted by Telepad and L&E for the installation of ruggedized mobile subscriber equipment.

     1.41 "MC Installation Contract" means any contract created by and among Montgomery County, the Trustee on behalf of the Debtor and/or any other party as the result of the MC Installation Bid.

     1.42 "MC PC Bid" means the June 22, 1999, acceptance by Montgomery County of the Debtor and L&E's bid in response to the TRW RFP No. X010.98.PSDS-S004 by Montgomery County for the sale of mobile personal computers.

     1.43 "MC PC Contract" means any contract created by and among Montgomery County, the Trustee on behalf of the Debtor and/or any other party as the result of the MC PC Bid.

     1.44 "New Common Stock" means 1,000,000 shares of common stock of the reorganized Debtor, which shall be evidenced by a single stock certificate.

     1.45 "Non-Priority Unsecured Claim" means a Claim, including a deficiency claim, other than a Secured Claim, an Administrative Expense Claim, a Tax Priority Claim, or an Other Priority Claim.

     1.46 "Note" means that certain promissory note in the amount of Three Hundred Thirty Three Thousand Dollars ($333,000), which was payable on July 27, 1998, executed and delivered by the Debtor in exchange for the L&E Stock pursuant to the Share Purchase Agreement.

     1.47 "Other Priority Claim(s)" means any Claim which is an unsecured Claim entitled to priority under Sections 507(a) of the Bankruptcy Code other than (i) an Administrative Expense Claim and (ii) a Tax Priority Claim.

     1.48 "Petition Date" means March 17, 1999.

     1.49 "Plan" means this Plan of Reorganization, as may be modified and amended from time to time, together with all addenda, exhibits, schedules and other attachments, which are incorporated by reference.

     1.50 "Pledge Agreements" means those certain agreements executed by the Debtor to secure the Debtor's obligations to LeMaire, Eisenberger and L&E in favor of each of LeMaire, Eisenberger and L&E granting a security interest in the L&E Stock to LeMaire, Eisenberger and L&E.

     1.51 "Professional Fees" means a Claim of a professional retained in the Case pursuant to Sections 327 and 1103 of the Bankruptcy Code or otherwise, for compensation or reimbursement of costs and expenses relating to services incurred after the Petition Date and prior to and including the Confirmation Date. Professional Fees also includes any attorneys' fees and expenses payable pursuant to Section 503(b)(3)(D) and (4) of the Bankruptcy Code.

     1.52 "Property of the Estate" means all property of the Estate, including, without limitation, all personal property, goods, equipment, inventory, fixtures, commercial paper, chattel paper, negotiable instruments, money, investment property, accounts receivables, general intangibles, the Causes of Action, and any other legal or equitable interests of the Debtor within the meaning of Section 541 of the Bankruptcy Code.

     1.53 "Pro Rata" means, from time to time, the proportion that the dollar amount of an Allowed Claim in a particular Class or Classes bears to the aggregate dollar amount of all Allowed Claims in such Class or Classes.

     1.54 "Rejection Claim" means any Claim arising under Section 502(g) of the Bankruptcy Code.

     1.55 "Secured Claim" means those Claims held by a person or entity to the extent such Claim is secured by a lien on any asset of the Debtor, or a right of setoff, which lien is valid, perfected and enforceable under applicable law and is not subject to avoidance under the Bankruptcy Code or applicable nonbankruptcy law, but only to the extent of the value, as determined by the Court pursuant to Section 506(a) of the Bankruptcy Code, of any interest of the claimant in Property of the Estate securing such Claim.

     1.56 "Security Agreement" means any agreements within the meaning of
Section 101(50) of the Bankruptcy Code between the Debtor and any holder of an Allowed Secured Claim relating to such Allowed Claim.

     1.57 "Semi-Annual Payment" means a payment made by the Disbursing Agent pursuant to the Plan on or about the last Business Day of every June and December;

provided, however, that Disbursing Agent shall not make any such payment within sixty (60) days of the Effective Date.

     1.58 "Share Purchase Agreement" means that certain agreement dated May 27, 1998, by and among the Debtor and Christine LeMaire and Dean N. Eisenberger, the sole shareholders of L&E, pursuant to which Ms. LeMaire and Mr. Eisenberger received, inter alia, One Million Three Hundred Thousand Dollars ($1,300,000) in cash for all of the stock in L&E.

     1.59 "Tax Priority Claims" means an unsecured Claim of any person for the payment of taxes entitled to priority under Section 507(a)(8) of the Bankruptcy Code.

     1.60 "Time Warner Agreement" means that certain contract between the Debtor and Time Warner for the installation of a computer system in Milwaukee, Wisconsin.

     1.61 "Trustee" means Kurt F. Gwynne, the Chapter 11 Trustee for the Debtor.

     1.62 "Viasystems" means Viasystems f/k/a Pagg Corporation.

     1.63 Rules for Interpreting Undefined Terms. All terms used in this Plan and not defined herein but that are defined in the Bankruptcy Code shall have the respective meanings assigned to such terms in the Bankruptcy Code. All terms used in this Plan and not defined herein or in the Bankruptcy Code but that are defined in the Bankruptcy Rules shall have the respective meanings assigned to such terms in those rules.

     1.64 Rules of Construction. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan unless the context requires otherwise. Whenever from the context it appears appropriate, each term stated in either the singular or the plural includes the singular and the plural, and pronouns stated in the masculine feminine or neuter gender include the masculine, feminine and the neuter.

                                   ARTICLE II
                  PROVISIONS FOR THE TREATMENT OF UNCLASSIFIED
              ADMINISTRATIVE EXPENSE CLAIMS AND TAX PRIORITY CLAIMS

     2.1 Administrative Expense Claims. Each holder of an Allowed Administrative Expense Claim shall be paid in full in Cash upon the Effective Date, except that
(a) Administrative Expenses Claim representing obligations incurred in the ordinary course of business by the Debtor shall be paid in accordance with the terms of any agreement upon which such Allowed Administrative Expense Claim is based and (b) each holder of an Allowed Administrative Expense Claim may be paid on such other dates and upon such other terms as may be agreed upon by such holder and the Trustee or Disbursing

Agent. Claims for Professional Fees shall be paid on the later of the Effective Date or the date upon which any order awarding fees becomes a Final Order.

     2.2 Tax Priority Claims. Each Allowed Tax Priority Claim shall be paid in full, in Cash by Semi-Annual Payments over a period not exceeding six years after the date of assessment of such Claim, of a value, as of the Effective Date, equal to the allowed amount of such Claim, except that the holder of an Allowed Tax Priority Claim may be paid on such date and upon such other terms as may be agreed upon by that holder, the Committee and the Trustee or Disbursing Agent.


                                   ARTICLE III
           CLASSIFICATION OF CLAIMS AND INTERESTS/ELIGIBILITY TO VOTE

     3.1 For the purpose of voting on this Plan and receiving Distributions thereunder, pursuant to Section 1122 of the Bankruptcy Code, Claims and Interests are divided into the Classes set forth below. Administrative Expense Claims and Tax Priority Claims of the kinds specified in Sections 507(a)(1) and 507(a)(8) of the Bankruptcy Code, the treatment of which is set forth in Article II hereof, have not been classified and are excluded from the following classes in accordance with Section 1123(a)(1) of the Bankruptcy Code:

     Class 1 Claim.       Viasystems' Allowed Secured Claim.

     Class 2 Claims.      Lenders' Claims.

     Class 3 Claims.      Other Priority Claims.

     Class 4 Claims.      Non-Priority Unsecured Claims.

     Class 5 Claims.      Interests.


                                   ARTICLE IV
                IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS
                      IMPAIRED AND UNIMPAIRED BY THIS PLAN

     4.1 Designation of Unimpaired Class. In accordance with Section 1126(f) of the Bankruptcy Code, holders of Claims and Interests in unimpaired classes are conclusively presumed to have accepted the Plan, and solicitation of acceptances of the Plan from such Class members is not required. No Class is unimpaired under the Plan within the meaning of Section 1124 of the Bankruptcy Code.

     4.2 Designation of Impaired Classes and Interests. Classes 1, 2, 3, 4 and 5 are impaired under the Plan.

     4.3 Voting and Non-Voting Classes. The holders of Claims in Classes 1, 2, 3 and 4 are entitled to vote to accept or reject this Plan. Pursuant to Section 1126(g) of the Bankruptcy Code, Class 5 is not entitled to vote on the Plan because Class 5 is deemed to have rejected the Plan as a result of the Plan not entitling holders of Class 5 Interests to receive or retain any property under the Plan on account of such Interest.

     4.4 Non-Voting Holders of Allowed Claims. Any holder of an Allowed Claim in Classes 1, 2, 3 and 4 who fails to vote on the Plan shall be deemed to have voted to accept the Plan.


                                    ARTICLE V
                        TREATMENT OF CLAIMS AND INTERESTS

     5.1 Class 1 Claim - The Viasystems Allowed Secured Claim. The holder of a Class 1 Allowed Claim shall (a) be paid in full in Cash upon the sale of the Debtor's inventory held by Viasystems or, at Viasystems' election, (b) receive the sum of Twenty Thousand Dollars ($20,000) within six (6) months after the Effective Date.

     5.2 Class 2 Claims - Lenders' Allowed Secured Claim.

     A. The Lender Payment shall be paid to Balmore, as the representative for the Lenders, at the time of the initial distribution on and in respect of Professional Fees. The holder of such a Lenders' Allowed Secured Claim may be paid on such dates and upon such other terms as may be agreed upon by such holder, the Committee and the Trustee or other Disbursing Agent.

     B. After the Allowed Claims in Classes 1 and 3 have been paid in full, and after the Lender Payment has been made, the Lenders' Allowed Deficiency Claim shall receive by Semi-Annual Payments a distribution of the greater of (a) sixty percent (60%) of the Property of the Estate available for distribution to the holders of Class 4 Allowed Non-Priority Unsecured Claims or (b) a percentage of the Property of the Estate available for distribution to the holders of Class 4 Allowed Non-Priority Unsecured Claims that is equal to the proportion of the Lenders' Allowed Deficiency Claim to the total of all Allowed Non-Priority Unsecured Claims. The holder of such a Lenders' Allowed Deficiency Claim may be paid on such dates and upon such other terms as may be agreed upon by such holder, the Committee and the Trustee or Disbursing Agent.

          Illustration of Section 5.2: Assume that the Lenders' Allowed Deficiency Claims total $1,450,000 and that other Allowed Non-Priority Unsecured Claims total $1,600,000. The Lenders' Allowed Deficiency Claims would constitute 48.3% of the total of Allowed Non-Priority Unsecured Claims. The Lenders would receive 60% of the amount available for distribution to the holders of Allowed Non-Priority Unsecured Claims.

          Assume that the Lenders' Allowed Deficiency Claims total $1,450,000 and that other Allowed Non-Priority Unsecured Claims total $1,000,000. The Lenders' Allowed Deficiency Claims would constitute 61.7% of the total of Allowed Non-Priority Unsecured Claims. The Lenders would receive 61.7% of the amount available for distribution to the holders of Allowed Non-Priority Unsecured Claims.

     Allocation of Lenders' Allowed Secured Claim and Lenders' Allowed Deficiency Claim: The allocation of the Lenders' Allowed Secured Claim and Lenders' Allowed Deficiency Claim shall be agreed to by and among the Lenders. The Lenders shall provide written notice of such allocations to the Disbursing Agent and the Committee prior to receiving any distribution under this Plan.

     C. Balmore, or its designee, as the agent for the Lenders, shall receive the New Common Stock pursuant to Section 6.7 of this Plan.

     5.3 Class 3 Claims - Other Priority Claims. Each holder of a Class 3 Allowed Other Priority Claim shall be paid in full in Cash on the later of (a) the Effective Date or (b) the first Business Day 30 days after the date any such Claim becomes an Allowed Claim, except that the holder of an Allowed Other Priority Claim may be paid on such dates and upon such other terms as may be agreed upon by such holder, the Committee and the Trustee or Disbursing Agent.

     5.4 Class 4 Claims - Non-Priority Unsecured Claims. Each holder of a Class 4 Allowed Non-Priority Unsecured Claim, including Allowed Rejection Claims, if any, shall receive a Pro Rata Distribution by Semi-Annual Payments, except that the holder of such a Claim may be paid on such dates and upon such other terms as may be agreed upon by such holder, the Committee and the Trustee or Disbursing Agent. The holders of the Class 4 Allowed Non- Priority Claims shall be paid out of the proceeds of the Property of the Estate, including, but not limited, to the following:

     (a) personal property including, without limitation, goods, equipment, inventory, fixtures, commercial paper, chattel paper, negotiable instruments, money, investment property, accounts receivables, general intangibles and any other legal or equitable interests of the Debtor within the meaning of Section 541 of the Bankruptcy Code;

     (b) avoidance actions pursuant to 11 U.S.C. Section 544, 545, 547, 548, 549, 550, 551, and 553(b) and otherwise under all Chapter of title 11;

     (c)  other Causes of Action;

     (d)  the MC PC Bid and the MC PC Contract; and

     (e)  the MC Installation and the Bid MC Installation Contract.

     5.5 Class 5 - Interests. Class 5 Interests shall be extinguished pursuant to Section 10.12. The holders of Class 5 Interests shall receive no distribution under the Plan and, pursuant to Section 1126(g) of the Bankruptcy Code, shall be deemed to reject the Plan.

                                   ARTICLE VI
                           IMPLEMENTATION OF THE PLAN

     6.1 Funding. The Disbursing Agent will utilize Property of the Estate to the extent necessary to ensure that Classes 1 through 4 are paid pursuant to the terms of this Plan, including, but not limited to, the Disbursing Agent is authorized to provide for a sale of all or substantially all of the Property of the Estate, and provide for a Distribution of the proceeds of such sale among the holders of Allowed Claims in Classes 1 through 4 pursuant to Section 1123(b)(4) of the Bankruptcy Code. The Disbursing Agent shall receive compensation at the same formula as is set for a trustee under Section 326 of the Bankruptcy Code.

     6.2 Pre-Payments of Distributions. The Disbursing Agent, with the consent of the Committee, may pre-pay, including, without limitation, an acceleration in the timing and/or frequency of the Semi-Annual Payments, any Distribution made under the Plan without paying any unaccrued interest or incurring any penalty as a result of such pre-payment.

     6.3 Responsibilities of Disbursing Agent; Retention and Enforcement of Claims by Disbursing Agent. The Disbursing Agent shall be the trustee of the Liquidating Trust. In addition, the Disbursing Agent shall make payments to the holders of Allowed Claims as provided in the Plan. The Disbursing Agent shall establish any deposit account(s) necessary or appropriate to effectuate the Plan. Pursuant to Section 1123(b)(3)(B) of the Bankruptcy Code, the Property of the Estate belonging to the Debtor and/or the Estate, including but not limited to Causes of Action and the claims under Sections 544, 545, 547, 548, 549, 550, 551, 553(b), and 723 of the Bankruptcy Code, shall be transferred to the Liquidating Trust and shall be enforced by the Disbursing Agent and/or the Committee who shall prosecute any such Causes of Action and claims pursuant to this Plan. The proceeds of such Causes of Action, claims and Property of the Estate shall be used by the Disbursing Agent to make the Cash Distributions to Classes 1 through 4, inclusive, as set forth above in
Article V. No bond covering the Disbursing Agent shall be required.

     6.4 Distributions Concerning Disputed Claims:

     (a) The Trustee, the Committee or the Disbursing Agent shall have standing to object, in full or in part, to any Claim or Interest. Any other party in interest shall have standing to object, in full of in part, to any Claim or Interest if each of the Trustee, the Committee and the Disbursing Agent fails to object to such Claim or Interest within thirty (30) days after their receipt of a written demand for such an objection by that party in interest.

     (b) Except as may be otherwise agreed by the Disbursing Agent with respect to any Disputed Claim, no Distribution shall be made on a Disputed Claim unless such Disputed Claim shall have become an Allowed Claim.

     (c) Upon any Distribution to a Class for which there exists any Disputed Claims, the Disbursing Agent shall set aside an amount of Cash equal to the amount of the Distribution on account of the Disputed Claim(s). At such later time when the Disputed Claim(s) becomes an Allowed Claim, the Disbursing Agent shall pay such holder in accordance with
          Article V in Cash a Disbursement in the amount such holder would have received if such holder's Disputed Claim been an Allowed Claim as of the Effective Date. Excess Cash set aside for Disputed Claims after they have been disallowed or become an Allowed Claim in a reduced amount, shall be distributed Pro Rata to the remaining class members holding Allowed Claims, or if none, to the next class junior in priority that is receiving Distributions under this Plan.

     6.5 Unclaimed Distributions. The Disbursing Agent shall make payments to holders of Allowed Claims at the address specified in the Schedules unless a different address is specified on a proof of Claim or at such other address as shall be specified in writing to the Disbursing Agent before the Effective Date. If any distribution is returned as undeliverable or if any check delivered pursuant to the Distribution remains uncashed, all undeliverable, uncashed or unclaimed Distributions shall be distributed Pro Rata to the remaining class members holding Allowed Claims, or if none, to the next class junior in priority that is receiving Distributions under this Plan.

     6.6 De Minimis Distributions. No cash payment of less than twenty-five dollars ($25) shall be made by the Disbursing Agent to any holder of any Class of Claim or Interest.

     6.7 Issuance of New Common Stock and Related Exculpation.

     (a) On the Effective Date or as soon thereafter as is practicable, the reorganized Debtor shall issue the New Common Stock. The Lenders shall indemnify and exculpate the reorganized Debtor, the Trustee, the Disbursing Agent, and the Liquidating Trust for all liability in connection with or related to the New Common Stock, its issuance or otherwise.

     (b) The issuance of the New Common Stock is subject to the protections of Sections 1145 and 1146 of the Bankruptcy Code, if applicable, and otherwise applicable nonbankruptcy law.

                                   ARTICLE VII
              EFFECT OF REJECTION BY ONE OR MORE CLASSES OF CLAIMS

     7.1 Failure of a Class to Accept the Plan and Request for Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code. If any impaired Class fails to accept this Plan in satisfaction of the requirement of Section 1129(a)(8) of the Bankruptcy Code, the Trustee requests that the Bankruptcy Court confirm this Plan by cramdown in accordance with Section 1129(b) of the Bankruptcy Code.

                                  ARTICLE VIII
                     ADDITIONAL MEANS TO IMPLEMENT THE PLAN

     8.1 Further Acts. To the fullest extent permitted by Section 1142 of the Bankruptcy Code, the Trustee shall have the right to apply to the Bankruptcy Court for an order (i) excusing compliance with any otherwise applicable non-bankruptcy law or (ii) directing any entity to execute and deliver any instrument or perform any other act necessary or appropriate to effectuate the terms of the Plan.

     8.2 Tax Returns The Disbursing Agent shall file tax returns for the Debtor.

     8.3 Stamp Taxes. In accordance with Section 1146(c) of the Bankruptcy Code, neither the Estate, the Disbursing Agent nor the Trustee, or its nominee, shall be liable for any stamp tax or similar tax on the transfer or transfers of the Property of the Estate or its proceeds under the Plan.

     8.4 Retention of Professionals. After the Effective Date, the Committee, the Trustee or the Disbursing Agent, without further approval of the Court, may retain such professionals as they deem appropriate for the discharge of their duties under this Plan. The Professional Fees of such professionals, including the Professional Fees and other fees and expenses for the Trustee or Disbursing Agent, incurred from time to time after the effective Date shall be paid, upon the agreement of the Committee and the Trustee or Disbursing Agent, without need for further Court approval.

                                   ARTICLE IX
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     9.1 Rejection of Executory Contracts and Unexpired Leases. All Executory Contracts and Leases, unless specifically assumed or unless they terminate or expire by their own terms or otherwise terminate, shall be rejected as of the Petition Date; provided, however, that the MC Installation Bid, the MC Installation Contact, the MC PC Bid, the MC PC Contract, the Time Warner Agreement, Share Purchase Agreement, the Note, the Pledge Agreements, and any post-petition contract or lease are neither Executory Contracts nor Leases under the Bankruptcy Code and shall not be rejected or deemed rejected.

     9.2 Rejection Claims. All Claims arising from rejection of Executory Contracts or Leases shall be forever barred unless a Rejection Claim is duly filed with the Bankruptcy Court and served on counsel for the Trustee within ten
(10) days after the Confirmation Date, or such earlier date as may be set by the Bankruptcy Court. Any Rejection Claim shall be classified in Class 4 pursuant to
Section 502(g) of the Bankruptcy Code.


                                    ARTICLE X
                             EFFECT OF CONFIRMATION

     10.1 Parties in Interest are Bound. Pursuant to Section 1141(a) of the Bankruptcy Code, confirmation of the Plan shall bind the Trustee, the Debtor, the holder of each Claim, the holders of any Interest, and any entity receiving Property of the Estate under this Plan whether or not the holder's Claim or Interest is impaired under the Plan and whether or not such holder has accepted the Plan.

     10.2 No Revesting of Property of the Estate. No Property of the Estate shall revest in the Debtor pursuant to Section 1141(c) of the Bankruptcy Code.

     10.3 Establishment of Liquidating Trust. On the Effective Date, all Property of the Estate shall be transferred to the Liquidating Trust, pursuant to a liquidating trust agreement in form and content satisfactory to the Committee, the Trustee and the Disbursing Agent (if other than the Trustee).

     10.4 Discharge of Debtor. The Debtor shall be discharged from all of its debts, liabilities, and obligations.

     10.5 No Discharge or Release of Affiliates, Insiders or Other Third Parties. Nothing herein is intended to, or does, discharge or release any Affiliate, Insider or other third party. Recourse may be had against the Affiliates, Insiders or other third parties in accordance with applicable law.

     10.6 Injunction. The commencement of or continuation of any action, employment of process or act to collect, offset or recover any debts of, or Claims against, either or both of the Trustee and the Debtor, or the commencement or continuation of any action to enforce any Lien on, or security interests in, Property of the Estate or the reorganized Debtor, which debts, Claims, Liens, or security interests arose at any time on or before the Effective Date, shall be permanently stayed and enjoined, except as otherwise specifically provided for in the Plan.

     10.7 Release of Claims. Any and all claims, demands, allegations or causes of action against the Trustee or the Committee relating to the Chapter 11 Case shall be released and all entities bound by the Plan are hereby enjoined from commencing or asserting such claims, demands, allegations or causes of action; provided however, nothing herein shall prevent the Trustee, Disbursing Agent or their authorized agents or assigns from commencing and prosecuting against any member(s) of the Committee one or more actions under Chapter 5 of the Bankruptcy Code, and /or any objections to the Committee members' Claims.

     10.8 Exculpation. The Trustee, Disbursing Agent, the Committee, and their respective members, officers, directors, employees, or agents (including any professionals retained by such persons) shall have no liability to any holder of a Claim or Interest for any act or omission in connection with or arising out of the formulation of the Plan, the pursuit of approval of the

Disclosure Statement, the solicitation of votes for or confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     10.9 Prohibition Against Issuing Nonvoting Equity Securities in Articles of Incorporation. Upon the Confirmation Date, the Articles of Incorporation of the Debtor shall contain a provision prohibiting the issuance of nonvoting equity securities pursuant to Section 1123(a)(6) of the Bankruptcy Code.

     10.10 Release and Discharge of Duties. Upon the Effective Date, the Trustee shall be released from all duties as and discharged from the office of the Chapter 11 trustee of the Debtor.

     10.11 Survival of the Committee. The Committee shall continue to exist and exercise its powers, subject to duties, all consistent with Section 1103 of the Bankruptcy Code after the Confirmation Date and the Effective Date until such time thereafter as it may, in its sole discretion, take action (by resolution) to dissolve.

     10.12 Extinguishing of Class 5 Interests. Upon the Effective Date, all the holders of Class 5 Interests shall have all of their rights and legal and equity interests in the Interests extinguished and canceled.

                                   ARTICLE XI
                            RETENTION OF JURISDICTION

     11.1 Scope of Jurisdiction. Until entry of a Final Order closing this Case, the Bankruptcy Court shall have exclusive jurisdiction over all proceedings and contested matters arising under, arising in, or relating to the Case or this Plan, to the fullest extent permitted by 28 U.S.C. Section 1334(b) to hear and to the fullest extent permitted by 28 U.S.C. Section 157 to determine all such proceedings and contested matters, including, but not limited to, the following:

     (a)  to effectuate this Plan;

     (b)  to consider any modification of this Plan;

     (c)  to recover all assets and property of the Debtor, wherever located;

     (d) to determine any and all motions to assume, reject or assign an executory contract or unexpired lease to which the Debtor is a party or with respect to which the Debtor may be liable;

     (e) to determine and fix all claims arising from the rejection or assumption of executory contracts or unexpired leases;

     (f) to hear and determine all controversies, suits, and disputes that may arise in connection with the interpretation or enforcement of this Plan, or the Confirmation Order;

     (g) to enter and implement such orders as may be appropriate in the event the Confirmation Order is stayed, reversed, revoked or vacated for any reason;

     (h) to hear and determine all requests for compensation or reimbursement of expenses which may be made after the Confirmation Date;

     (i) to hear and determine all objections to claims, controversies, suits, and disputes that may be pending as of or initiated after the Confirmation Date;

     (j) to consider and act on the compromise and settlement of any Claim or Cause of Action;

     (k) to liquidate or estimate damages or determine the manner and time for such liquidation or estimation in connection with any disputed, contingent or unliquidated Claim;

     (l) to adjudicate all claims to or any lien, mortgage, or security interest on any Property of the Estate of the Debtor or any proceeds thereof;

     (m) to hear and determine matters concerning state, local, and federal taxes in accordance with Sections 1146, 106, 505 and 1141 of the Bankruptcy Code, and to direct the recordation of any instrument or document that is in any way related to the payment of such taxes;

     (n) to correct any defect, cure any omission, or reconcile any inconsistency in the Plan or in the Confirmation Order as may be necessary to carry out the purpose and intent of this Plan;

     (o) to enforce any injunctions, warranties and representations, and releases incorporated or set forth in this Plan;

     (p) to consider and act on such other matters as are consistent with the Plan;

     (q) to hear and determine any disputes concerning the Distributions under the Plan;

     (r) to hear and determine any disputes concerning MC Installation Bid, MC Installation Contract, the MC PC Bid, the MC PC Contract, the Time Warner Agreement, any agreements by and among the Trustee and L&E and/or Cycomm, and any post-petition contract; and

     (s)  to enter a final decree closing the Case.

                                   ARTICLE XII
                            MODIFICATIONS OF THE PLAN

     12.1 Prior to Confirmation Date. The Trustee, in its sole discretion, may amend, modify or withdraw the Plan at any time prior to the Confirmation Date.

     12.2 Prior to the Effective Date. The Trustee may amend or modify this Plan in accordance with Section 1127 of the Bankruptcy Code at any time on or prior to the Effective Date.

     12.3 After the Effective Date. After the Effective Date, the Trustee or the Disbursing Agent may propose amendments to the Plan for approval by the Bankruptcy Court.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

     13.1 Headings. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the Plan.

     13.2 Severability. Should any provision of this Plan be determined to be unenforceable for any reason, such determination shall in no way limit or affect the enforceability or operative effect of any other provision of the Plan, except at the option of the Trustee.

     13.3 Governing Law. Except to the extent the Bankruptcy Code is applicable, the rights and obligations arising under this Plan shall be governed and enforced in accordance with the laws of the State of Delaware.

                                    Respectfully submitted,

                       KURT F. GWYNNE, CHAPTER 11 TRUSTEE


                             By:
                                ------------------------------------------
                                    Kurt F. Gwynne
                                    Chapter 11 Trustee for
                                    TelePad Corporation
                                    Two Logan Square, 12th Floor
                                    Philadelphia, PA 19103-2756

                                    (215) 567-7500

                                            - and -

                                    KLETT LIEBER ROONEY & SCHORLING

                                    A Professional Corporation


                             By:
                                ------------------------------------------
                                    Eric Lopez Schnabel (#3672)
                                    One Commerce Center, Suite 1001
                                    1201 Orange Street
                                    Wilmington, DE 19801

                                    (302) 651-0335

                                    Proposed Counsel to Chapter 11 Trustee